Exhibit 10.123

EXECUTION COPY

AMENDMENT NO. 7 TO
SECURITY AGREEMENT

AMENDMENT NO. 7 TO SECURITY AGREEMENT, dated as of August 15, 2005 (the “Amendment”), by and among FIRST INVESTORS RESIDUAL FUNDING LP (the “Debtor”), FIRST INVESTORS FINANCIAL SERVICES, INC., as seller (the “Seller”) and WACHOVIA CAPITAL MARKETS, LLC (successor in interest to First Union Securities, Inc.), as the deal agent (the “Deal Agent”) and collateral agent (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the parties hereto entered into the Security Agreement, dated as of December 6, 2001 (as amended, modified and waived to the date hereof, the “Security Agreement”); and

WHEREAS, the parties to the Security Agreement desire to make certain amendments to the Security Agreement;

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

SECTION 1. DEFINITIONS

1.1          Interpretation.  All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Security Agreement unless otherwise defined herein.

1.2          Revised Definitions.

(a)           The definition of “Termination Date” in Section 1.1 of the Agreement is hereby modified, amended and restated to read in its entirety as follows:

“Termination Date: The earliest of (1) the day on which a Termination Event occurs, (2) February 15, 2006 or such later date to which the Termination Date may be extended, if extended, in the sole discretion of each Noteholder or (3) the Business Day specified in a written notice from the Debtor to the Deal Agent and the Collateral Agent.”

SECTION 2. [reserved]

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS

Debtor and Seller each hereby represents, warrants that each of the representations and warranties made by or on behalf of such Person in any of the Transaction Documents was true and correct when made and is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Person on the date hereof and in this Amendment. Debtor and the Seller each further represents and warrants to the Deal Agent, each Secured Party and the Collateral Agent that: (i) the execution, delivery and performance by it of this Amendment are within its corporate powers or limited partnership powers, as the case may be, have been duly authorized by all necessary action, will not violate any requirement of law or contractual obligation of Debtor or Seller and will not result in, or require, the creation or imposition of any lien on any of their respective properties or revenues, (iii) no authorization or approval or other action by, and no notice or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Amendment, (iv) this Amendment is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and (v) it is in compliance with all applicable Requirements of Law. The representations and warranties set forth above shall survive the execution of this Amendment.

SECTION 4. EFFECTIVENESS OF THIS AMENDMENT

The terms and provisions of this Amendment shall be effective on the last to occur of receipt by the Deal Agent of (a) an original of this Amendment fully executed by each of the parties hereto, (b) receipt by the Deal Agent by wire transfer in immediately available funds of a renewal fee in the amount of $250,000, which fee shall be fully earned and not refundable in whole or in part upon the execution and delivery of this Amendment and (c) an original of the amendment to the Note Purchase Agreement (in form and substance satisfactory to the Deal Agent), dated the date hereof, fully executed by each of the parties thereto.

SECTION 5. PROVISIONS OF GENERAL APPLICATION

5.1          Effect of this Amendment.  Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied and in all other respects each of the Transaction Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and any other Transaction Document, the terms of this Amendment shall control. The Security Agreement and this Amendment shall be read and construed as one agreement.

5.2          Further Assurances.  Debtor and Seller shall execute and deliver such additional documents and take such additional action as may, in the opinion of the Deal Agent, be necessary or desirable to effectuate the provisions and purposes of this Amendment.

5.3          Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

5.4          Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other document furnished in connection with this

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Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by the Deal Agent, the Collateral Agent or any Secured Party or any closing shall affect the representations and warranties or the right of Lenders to rely upon them.

5.5          Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

5.6          Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

5.8          Counterparts.  This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment is executed and delivered as of the day and year first above written.

DEBTOR:	FIRST INVESTORS RESIDUAL FUNDING LP

By: FIALAC Holdings, Inc., its sole general partner

	By:	/s/ Bennie H. Duck
Name: Bennie H. Duck
Title: Vice President and Chief Financial Officer

SELLER:	FIRST INVESTORS FINANCIAL SERVICES, INC.

	By:	/s/ Bennie H. Duck
Name: Bennie H. Duck
Title: Vice President and Chief Financial Officer

[Additional Signatures to Follow]

[Signature Page to Amendment No. 7 to Security Agreement]

NOTE INVESTOR:	VARIABLE FUNDING CAPITAL CORPORATION,

By: Wachovia Capital Markets, LLC,
as attorney-in-fact

	By:	/s/ Douglas R. Wilson, SR.
	Name:	DOUGLAS R. WILSON, SR.
	Title:	VICE PRESIDENT

DEAL AGENT and
COLLATERAL AGENT	WACHOVIA CAPITAL MARKETS, LLC,

	By:	/s/ Justin Zakocs
	Name:	Justin Zakocs
	Title:	Vice President

[End of Signatures]

[Signature Page to Amendment No. 7 to Security Agreement]